Homestead Funds, Inc.
Daily Income Fund

Supplement Dated October 6, 2008
To The Prospectus Dated May 1, 2008

On October 6, 2008, the Board of Directors of Homestead Funds, Inc. (“Homestead”), on behalf of the Daily Income Fund (the “Fund”), a series of Homestead, approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).  The Fund will apply to participate in the Program by October 8, 2008.

The Program protects the shares of money market fund investors as of September 19, 2008.  The Program would be triggered and the Fund liquidated, if the Fund’s market-based net asset value per share were to fall below $0.995 and was not promptly restored to $1.00.  The number of covered shares is the lesser of the number of shares owned on September 19, 2008 or the number of shares owned on the date when the payment is triggered.  Shares acquired by a covered shareholder after the close of business on September 19, 2008 will not be covered by this program.

Participation in the initial three months of the Program (i.e., until December 18, 2008) requires a payment to the U.S. Department of the Treasury in the amount of 0.01% based on the net asset value of the Fund as of September 19, 2008.  This expense will be borne by the Fund.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through the close of business on September 18, 2009.  If the Program is extended, the Board of Directors of Homestead will consider whether to continue to participate.

Please read this supplement carefully and keep it with your prospectus for future reference. If you have any questions regarding the Fund’s participation in the Program, please call the Fund toll-free at (800) 258-3030.